UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2021

Acacia Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37771	27-0291921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Mill and Main Place, Suite 400 Maynard, Massachusetts	01754
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 938-4896

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	ACIA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on July 8, 2019, Acacia Communications, Inc., a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Cisco Systems, Inc., a California corporation (“Parent”) and Amarone Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent, providing for the acquisition of the Company by Parent (the “Merger”). On January 8, 2021, without consummating the Merger, the Company delivered to Parent a written notice terminating the Merger Agreement pursuant to the terms thereof. A copy of the notice is attached hereto as Exhibit 99.1 and incorporated by reference herein.

As previously disclosed, in connection with the execution of the Merger Agreement, on July 8, 2019 the Company, Parent and Cisco International B.V., a wholly owned subsidiary of Parent (collectively with Parent, “Cisco”), also entered into an addendum to the Master Purchase Agreements by and between such parties pursuant to which Cisco agreed to purchase certain percentages, ranging from 70% to 100% depending on product and date, of Cisco’s requirements for certain of the Company’s existing products at agreed upon prices and to negotiate in good faith with respect to Cisco’s future purchase of a majority of its requirements for certain of the Company’s future products. Cisco also agreed, subject to certain conditions, that it would make a payment to the Company in the amount of $120 million if the Merger Agreement is terminated for the failure to obtain required regulatory approvals when all other conditions to closing have been satisfied. One of the conditions to such $120 million payment obligation was that Parent had not waived the requirement to obtain required regulatory approvals for consummation of the Merger. Prior to termination of the Merger Agreement, Parent irrevocably waived the receipt of all regulatory approvals for the Merger and, as a result, the Company is not entitled to such $120 million payment from Cisco. The other provisions of the addendum remain in effect. The Company did not waive receipt of such approvals. Because approval of the Chinese government’s State Administration for Market Regulation was not received within the timeframe contemplated by the Merger Agreement, the Company did not have an obligation to close the Merger before the arrival of the January 8, 2021 extended end date. As such, the Company exercised its right to terminate the Merger Agreement in accordance with its terms. Parent has informed the Company that it may dispute the Company’s right to have terminated the Merger Agreement. The Company intends to defend any such claims.

The foregoing descriptions of the Merger Agreement and the addendum to the Master Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and the addendum to the Master Purchase Agreements, which were previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on July 8, 2019 and Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q on October 30, 2019, respectively, and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

The Company plans to host a conference call and live audio webcast to discuss recent developments and certain preliminary unaudited financial results for its fourth fiscal quarter and fiscal year ended December 31, 2020, at 5:00 p.m. Eastern Time on January 11, 2021. The live audio webcast of the call can be accessed at the Company’s Investor Relations website at http://ir.acacia-inc.com. The U.S. dial-in for the call is (877) 407-8293 (or (201) 689-8349 for non-U.S. callers). Please ask to be joined to the Acacia Communications call. A replay of the conference call will be available until January 18, 2021, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on the Company’s Investor Relations website for 90 days. The U.S. dial-in for the conference call replay is (877) 660-6853 (or (201) 612-7415 for non-U.S. callers). The replay access code is 13714805.

Item 8.01.	Other Events.

On January 8, 2021, the Company issued a press release announcing the termination of the Merger Agreement. A copy of that press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K includes statements concerning the Company and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the termination of the Merger Agreement, the effect of the announcement of the termination of the Merger Agreement, potential litigation that may be instituted against the Company or its directors or officers related to the Merger, the Merger Agreement or termination thereof, and any adverse outcome of any such potential litigation. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “intends,” “could,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “will” or “continue” or the negative of these terms or other similar expressions are intended to help you identify forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are only predictions. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions including, without limitation, the potential impacts on the Company’s business, results of operations and financial condition as a result of the termination of the Merger Agreement or any challenges to such termination, and other risks set forth under the caption “Risk Factors” in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”), including the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020 filed with the SEC and in other filings that the Company may make with the SEC from time to time. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as indicative of future events. The Company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Notice delivered to Cisco Systems, Inc., dated January 8, 2021.

99.2	Press release announcing termination of Merger Agreement issued by the Company on January 8, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2021	ACACIA COMMUNICATIONS, INC.

	By:	/s/ Janene I. Ásgeirsson
Janene I. Ásgeirsson
Chief Legal Officer and Secretary